EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated December 12, 2019

to the Statement of Additional Information dated July 1, 2019, as supplemented (“SAI”)

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

At its meeting on October 29, 2019, the Board of Trustees of the Fund (i) accepted the resignation of Alan J. Herzog from his position as Vice President and Chief Compliance Officer of the Fund, effective December 31, 2019, and (ii) designated and appointed Paul W. Felsch as Vice President and Chief Compliance Officer of the Fund, effective upon Mr. Herzog’s resignation. Accordingly, effective as of January 1, 2020, the SAI is hereby supplemented and revised as follows:

In the “Trustees and Officers” section, the row of the “Officers” table relating to Alan J. Herzog is hereby deleted and replaced with the following:

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for the Past Five Years
Paul W. Felsch Born: 1982 Chief Compliance Officer and Vice President since January 2020	Senior Compliance Counsel, Edward Jones (since December 2016); Associate Compliance Counsel, Edward Jones (December 2013-December 2016)

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